Exhibit q


CITIZENS FUNDS:                     POWER OF ATTORNEY



The undersigned hereby constitutes and appoints John L. Shields, Sean P. Driscoll and John M. O'Brien full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


Judy Belk
--------------------------
Signature


Judy Belk
--------------------------
Printed Name



In Witness whereof, the undersigned has hereunto set his or her hand this 25 day of June 2001.


Luke Jones
--------------------------
Witness

CITIZENS FUNDS:                     POWER OF ATTORNEY



The undersigned hereby constitutes and appoints John L. Shields, Sean P. Driscoll and John M. O'Brien full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


Walter D. Bristol, Jr.
--------------------------
Signature


Walter D. Bristol, Jr.
--------------------------
Printed Name





In Witness whereof, the undersigned has hereunto set his or her hand this 25th day of June 2001.


Elvera D. Gabriel
--------------------------
Witness

CITIZENS FUNDS:                     POWER OF ATTORNEY



The undersigned hereby constitutes and appoints John L. Shields, Sean P. Driscoll and John M. O'Brien full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


Sophia Collier
--------------------------
Signature


Sophia Collier
--------------------------
Printed Name





In Witness whereof, the undersigned has hereunto set his or her hand this 26th day of June 2001.

[illegible]
--------------------------
Witness

CITIZENS FUNDS:                     POWER OF ATTORNEY



The undersigned hereby constitutes and appoints John L. Shields, Sean P. Driscoll and John M. O'Brien full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


Jeannie H. Diefenderfer
--------------------------
Signature


Jeannie H. Diefenderfer
--------------------------
Printed Name





In Witness whereof, the undersigned has hereunto set his or her hand this 25 day of June 2001.


Mac Ciel Clemons
--------------------------
Witness

CITIZENS FUNDS:                     POWER OF ATTORNEY



The undersigned hereby constitutes and appoints John L. Shields, Sean P. Driscoll and John M. O'Brien full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


Pablo Eisenberg
--------------------------
Signature


Pablo Eisenberg
--------------------------
Printed Name





In Witness whereof, the undersigned has hereunto set his or her hand this 25 day of June 2001.


Helen Eisenberg
--------------------------
Witness

CITIZENS FUNDS:                     POWER OF ATTORNEY



The undersigned hereby constitutes and appoints John L. Shields, Sean P. Driscoll and John M. O'Brien full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


Mitchell A. Johnson
--------------------------
Signature


Mitchell A. Johnson
--------------------------
Printed Name





In Witness whereof, the undersigned has hereunto set his or her hand this 31 day of June 2001.

Jane Fay-Johnson
--------------------------
Witness

CITIZENS FUNDS:                     POWER OF ATTORNEY



The undersigned hereby constitutes and appoints John L. Shields, Sean P. Driscoll and John M. O'Brien full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


Azie Taylor Morton
--------------------------
Signature


Azie Taylor Morton
--------------------------
Printed Name





In Witness whereof, the undersigned has hereunto set his or her hand this 26th day of June 2001.


Stacey dey Jefferson
--------------------------
Witness

CITIZENS FUNDS:                     POWER OF ATTORNEY



The undersigned hereby constitutes and appoints John L. Shields, Sean P. Driscoll and John M. O'Brien full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


Martha Pope
--------------------------
Signature


Martha Pope
--------------------------
Printed Name





In Witness whereof, the undersigned has hereunto set his or her hand this 26 day of June 2001.


Sherry J. Saunders
--------------------------
Witness

CITIZENS FUNDS:                     POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Sean P. Driscoll and John M. O'Brien full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

John L. Shields
--------------------------
Signature

John L. Shields
--------------------------
Printed Name

In Witness whereof, the undersigned has hereunto set his or her hand this 15th day of June 2001.

Kelley A. Marggraf
--------------------------
Witness

State of New Hampshire

Rockingham ----------ss

     The foregoing instrument was acknowledged before me on June 15, 2001 by John L. Shields.

                              Renee O. Hall
                              ----------------------------
					Notary Public
					My Commission Expires:_________
					RENEE O. HALL
					NOTARY PUBLIC
					STATE OF NEW HAMPSHIRE
					My commission expires Jan. 20, 2004